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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 18, 2004

                             BRIDGE CAPITAL HOLDINGS
                             -----------------------
             (Exact name of registrant as specified in its charter)

          CALIFORNIA                      000-50974              80-0123855
          ----------                      ---------              ----------
 (State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)

              55 Almaden Boulevard, Suite 200
                  SAN JOSE, CALIFORNIA                              95113
   ----------------------------------------------------             -----
         (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (408) 423-8500


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of directors or principal officers; election of directos; appointment of principal officers.

         On October 18, 2004, the registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.



Item 9.01.        Financial statements and exhibits.

         (c) The exhibit list required by this Item is incorporated by reference to the exhibit index filed as part of this report.











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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2004                   Bridge Capital Holdings





                                          By: /s/THOMAS A. SA
                                             ----------------
                                                 Thomas A. Sa
                                                 Executive Vice President and
                                                 Chief Financial Officer








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



                                  EXHIBIT INDEX


         99 Press release dated October 18, 2004 announcing the appointment of Robert P. Gionfriddo to the Boards of Directors of Bridge Capital Holdings and its subsidiary Bridge Bank, National Association.











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